Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA B

File No. 811-06032, CIK 0000859607

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA B, a unit investment trust registered under the Act, recently mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 0000778207);
•	American Fund Insurance Series (CIK: 0000814680);
•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316);
•	Janus Aspen Series (CIK: 0000906185);
•	MFS® Variable Insurance Trust (CIK: 0000825316);
•	Fidelity Variable Insurance Products Fund (CIK: 0000356494; 0000831016; 0000927384);
•	Franklin Templeton Variable Trust (CIK: 0000837274);
•	BlackRock Variable Series Funds, Inc. (CIK 0000355916);
•	The Huntington Funds (CIK 0000810695);
•	GE Investments Funds, Inc (CIK 0000746687);
•	Vanguard Variable Insurance Fund (CIK# 0000857490);
•	Wanger Advisors Trust (CID# 0000929521);
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK#0000896435);
•	Nationwide Variable Insurance Trust (CIK#0000353905).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Alison Ryan

Alison Ryan, Vice President

Transamerica Life Insurance Company